                                                                    Exhibit 10.7

================================================================================


                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                                October 29, 2004

                                      among

                         BOISE CASCADE HOLDINGS, L.L.C.,

                       BOISE LAND & TIMBER HOLDINGS CORP.,

                             BOISE CASCADE, L.L.C.,

                           BOISE LAND & TIMBER CORP.,

                       THE SUBSIDIARIES IDENTIFIED HEREIN

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent


================================================================================

                                TABLE OF CONTENTS

                                            ARTICLE I

                                           Definitions

SECTION 1.01. Credit Agreement.................................................................1

SECTION 1.02. Other Defined Terms..............................................................1

                                            ARTICLE II

                                            Guarantee

SECTION 2.01. Guarantee........................................................................5

SECTION 2.02. Guarantee of Payment.............................................................5

SECTION 2.03. No Limitations...................................................................5

SECTION 2.04. Reinstatement....................................................................6

SECTION 2.05. Agreement To Pay; Subrogation....................................................6

SECTION 2.06. Information......................................................................6

SECTION 2.07. Limitation on Guarantees.........................................................7

                                           ARTICLE III

                                       Pledge of Securities

SECTION 3.01. Delivery of the Pledged Collateral...............................................7

SECTION 3.02. Representations, Warranties and Covenants........................................8

SECTION 3.03. Certification of Limited Liability Company and Limited
              Partnership Interests............................................................9

SECTION 3.04. Registration in Nominee Name; Denominations......................................9

SECTION 3.05. Voting Rights; Dividends and Interest............................................9

                                            ARTICLE IV

                             Security Interests in Personal Property

SECTION 4.01. Security Interest................................................................11

SECTION 4.02. Representations and Warranties...................................................13

SECTION 4.03. Other Actions....................................................................18

SECTION 4.04. Covenants Regarding Patent, Trademark and Copyright Collateral...................20

                                            ARTICLE V

                                             Remedies

SECTION 5.01. Remedies Upon Default............................................................22

SECTION 5.02. Application of Proceeds..........................................................24

SECTION 5.03. Grant of License to Use Intellectual Property....................................24

SECTION 5.04. Securities Act...................................................................25

SECTION 5.05. Registration.....................................................................25

                                            ARTICLE VI

                             Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation........................................................26

SECTION 6.02. Contribution and Subrogation.....................................................26

SECTION 6.03. Subordination....................................................................27

                                           ARTICLE VII

                                          Miscellaneous

SECTION 7.01. Notices..........................................................................27

SECTION 7.02. Waivers; Amendment...............................................................27

SECTION 7.03. Collateral Agent's Fees and Expenses; Indemnification............................28

SECTION 7.04. Successors and Assigns...........................................................29

SECTION 7.05. Survival of Agreement............................................................29

SECTION 7.06. Counterparts; Effectiveness; Several Agreement...................................29

SECTION 7.07. Severability.....................................................................29

SECTION 7.08. Right of Set-Off.................................................................30

SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process.......................30

SECTION 7.10. WAIVER OF JURY TRIAL.............................................................31

SECTION 7.11. Headings.........................................................................31

SECTION 7.12. Security Interest Absolute.......................................................31

SECTION 7.13. Termination or Release...........................................................31

SECTION 7.14. Additional Subsidiaries..........................................................32

SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact......................................33

                                    SCHEDULES

Schedule I      Subsidiary Parties
Schedule II     Pledged Stock; Debt Securities
Schedule III    Intellectual Property
Schedule IV     Insurance Requirements
Schedule V      Descriptions of Timber Mortgaged Property
Schedule VI     Commercial Tort Claims
Schedule VII    Deposit Accounts

                                  EXHIBITS

Exhibit I       Form of Supplement
Exhibit II      Form of Perfection Certificate

                    GUARANTEE AND COLLATERAL AGREEMENT dated as of October 29,
               2004, among BOISE CASCADE HOLDINGS, L.L.C., BOISE LAND & TIMBER HOLDINGS CORP., BOISE CASCADE, L.L.C., BOISE LAND & TIMBER CORP., the Subsidiaries of Boise Cascade, L.L.C. and Boise Land & Timber Corp. identified herein and JPMORGAN CHASE BANK, as Collateral Agent.

          Reference is made to the Credit Agreement dated as of October 29, 2004, (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Boise Cascade, L.L.C., Boise Land & Timber Corp., Boise Cascade Holdings, L.L.C., Boise Land & Timber Holdings Corp., the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of the Holding Companies and the Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CREDIT AGREEMENT. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

          (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

          SECTION 1.02. OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "ACCOUNT DEBTOR" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "ARTICLE 9 COLLATERAL" has the meaning assigned to such term in
Section 4.01.

          "CASH MANAGEMENT OBLIGATIONS" means the obligations of any Loan Party owed to a Lender or an Affiliate of a Lender in respect of any overdraft and related liabilities to a Lender or an Affiliate of a Lender arising from treasury, depositary and cash management services or any automated clearinghouse transfer of funds.

          "COLLATERAL" means Article 9 Collateral and Pledged Collateral.

          "COPYRIGHT LICENSE" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "COPYRIGHTS" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

          "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Agreement.

          "FEDERAL SECURITIES LAWS" has the meaning assigned to such term in
Section 5.04.

          "GENERAL INTANGIBLES" means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements, the Acquisition Agreement, the Additional Consideration Agreement, the Supply Agreement and other agreements). Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

          "GRANTORS" means the Holding Companies, the Borrowers and the Subsidiary Parties.

          "GUARANTORS" means the Holding Companies, the Borrowers and the Subsidiary Parties.

          "INTELLECTUAL PROPERTY" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "LICENSE" means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

          "LOAN DOCUMENT OBLIGATIONS" means (a) the obligation of each Borrower to pay (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the BC Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of such Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the monetary obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

          "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "OBLIGATIONS" means (a) Loan Document Obligations, (b) all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (c) Cash Management Obligations.

          "PATENT LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "PATENTS" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of each Borrower.

          "PLEDGED COLLATERAL" has the meaning assigned to such term in Section 3.01.

          "PLEDGED DEBT SECURITIES" has the meaning assigned to such term in
Section 3.01.

          "PLEDGED SECURITIES" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

          "PLEDGED STOCK" has the meaning assigned to such term in Section 3.01.

          "PROCEEDS" has the meaning specified in Section 9-102 of the New York UCC.

          "SECURED PARTIES" means (a) the Lenders, (b) the Collateral Agent, (c) the Issuing Banks, (d) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Obligations, (e) each Lender or an Affiliate of a Lender that is owed Cash Management Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

          "SECURITY INTEREST" has the meaning assigned to such term in Section 4.01.

          "SUBSIDIARY PARTIES" means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Effective Date.

          "TRADEMARK LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "TRADEMARKS" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and
(c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                    GUARANTEE

          SECTION 2.01. GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations (including, in the case of each Borrower, the Obligations of the other Borrower). Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to either Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

          SECTION 2.02. GUARANTEE OF PAYMENT. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of either Borrower or any other Person.

          SECTION 2.03. NO LIMITATIONS. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement (in each case, except to the extent expressly provided for in any such rescission, waiver, amendment or modification); (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or
(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than to the extent of any payment in full in cash of all of the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of either Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower or any other Loan Party, other than to the extent of any payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other Loan Party or exercise any other right or remedy available to them against either Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election would otherwise operate, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Loan Party, as the case may be, or any security.

          SECTION 2.04. REINSTATEMENT. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of either Borrower, any other Loan Party or otherwise.

          SECTION 2.05. AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against either Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

          SECTION 2.06. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral

Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

          SECTION 2.07. LIMITATION ON GUARANTEES. All waivers and agreements under this Article II are made by each Guarantor in its capacity as a guarantor of the Obligations, and do not apply to any rights any Guarantor may hold directly by virtue of its status as a Borrower or as a Grantor, subject to any waivers or agreements given in its capacity as a Borrower or Grantor, as applicable.

                                   ARTICLE III

                              PLEDGE OF SECURITIES

          SECTION 3.01. PLEDGE. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "PLEDGED STOCK"); PROVIDED that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or (ii) the Equity Interests in the Timber Installment Note Subsidiaries; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "PLEDGED DEBT SECURITIES"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "PLEDGED COLLATERAL"); SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

          SECTION 3.02. DELIVERY OF THE PLEDGED COLLATERAL. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

          (b) Each Grantor will cause any Indebtedness for borrowed money in excess of $1,000,000 owed to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof; PROVIDED that compliance with this paragraph
(b) will not be required to the extent compliance is not required by clause (c) of the Collateral and Guarantee Requirement.

          (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof; PROVIDED that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

          SECTION 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

          (a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of any Borrower or Subsidiary that is the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

          (b) the Pledged Stock and Pledged Debt Securities issued by Borrowers or Subsidiaries have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by Borrowers or Subsidiaries, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities issued by Borrowers or Subsidiaries, are legal, valid and binding obligations of the issuers thereof;

          (c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances), however arising, of all Persons whomsoever;

          (d) except for restrictions and limitations imposed by (i) the Loan Documents or securities laws generally and (ii) Liens permitted by the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

          (e) each of the Grantors has the corporate, company or partnership (as applicable) power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

          (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than (i) such as have been obtained and are in full force and effect; and (ii) with respect to Pledged Securities issued by Persons other than a Borrower or any Subsidiary with an aggregate fair market value of no more than $1,000,000);

          (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

          (h) as of the date hereof, no Foreign Subsidiary is treated or has elected to be treated a pass-through or disregarded entity for United States Federal income tax purposes.

          SECTION 3.04. CERTIFICATION OF LIMITED LIABILITY COMPANY AND LIMITED PARTNERSHIP INTERESTS. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

          SECTION 3.05. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Parties, shall have the right during the continuance of an Event of Default (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent), but shall otherwise hold the Pledged Securities in the name of the applicable Grantor, subject to stock or transfer powers endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times during the continuance of an Event of Default have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 3.06. VOTING RIGHTS; DIVIDENDS AND INTEREST. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

          (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; PROVIDED that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

          (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; PROVIDED that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such

Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrowers have delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (with interest at a rate then current for deposit accounts) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

          (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; PROVIDED that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

          (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     SECURITY INTERESTS IN PERSONAL PROPERTY

          SECTION 4.01. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "ARTICLE 9 COLLATERAL"):

          (i)    all Accounts;

          (ii)   all Chattel Paper;

          (iii)  all Deposit Accounts;

          (iv)   all Documents;

          (v)    all Equipment;

          (vi)   all General Intangibles;

          (vii)  all Instruments;

          (viii) all Inventory;

          (ix)   all Investment Property;

          (x)    Letter-of-Credit Rights;

          (xi)   commercial tort claims listed on Schedule VI;

          (xii) all timber to be cut on the Timber Mortgaged Property described on Schedule V;

          (xiii) all books and records pertaining to the Article 9 Collateral;
     and

          (xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          The Article 9 Collateral shall in no event include "intent-to-use" applications or any rights under any contract, license or other agreement regarding any General Intangible, in each case, to the extent (and only to the extent) the grant of a security interest therein pursuant to this Agreement (i) would invalidate the underlying rights of the Grantor in such General Intangible, (ii) is prohibited by such contract, license or agreement without the consent of any other party thereto, (iii) would give any other party to such contract, license or agreement the right to terminate its obligations thereunder, or (iv) is not permitted without consent, unless in each case, all necessary consents to such grant of a security interest have been obtained from the other parties thereto; PROVIDED that to the extent Section 9-408 of the New York UCC renders ineffective any of clauses (i) through (iv) above as any such clause may relate to the Security Interest granted in any General Intangible included in the Article 9 Collateral, such General Intangible shall be included in the Article 9 Collateral; PROVIDED FURTHER that if any General Intangible is not included in the Article 9 Collateral by reason of this paragraph, the Grantor with an interest in such excluded General Intangible shall (i) notify the Collateral Agent of the exclusion of the General Intangible and (ii) upon the request of the Collateral Agent, exercise commercially reasonable efforts to obtain consents or approvals necessary for the excluded General Intangible to become Article 9 Collateral.

          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

          Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          (a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

          (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 4 to the Perfection Certificate (or specified by notice from the Borrowers to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03(a) or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in
     Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted

     Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to clauses (iii),
     (iv), (v) or (vi) Section 6.02(a) or clauses (iii), (iv) or (v) of Section 6.02(b) of the Credit Agreement, as applicable.

          (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to clauses (ii),
     (iii), (iv), (v) or (vi) Section 6.02(a) or clauses (ii), (iii), (iv) or
     (v) of Section 6.02(b) of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to clauses (ii), (iii), (iv), (v) or (vi) of Section 6.02(a) or clauses (ii), (iii), (iv) or (v) of Section 6.02(b) of the Credit Agreement.

          SECTION 4.03. COVENANTS. (a) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

          (b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount in excess of $1,000,000 payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent. Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that constitutes Copyrights, Licenses, Patents or Trademarks; PROVIDED that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral (and such inaccuracy shall not be a breach, Default or Event of Default, but without prejudice to the consequences as to the breach of any representations or warranties in the Credit Agreement). Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

          (c) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting (after written notice to the Grantors, PROVIDED that advance notice shall not be required if an Event of Default has occurred and is continuing) Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification in compliance with Section 9.12 of the Credit Agreement.

          (d) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent promptly upon demand for any out-of-pocket payment made or any out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization; PROVIDED that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

          (e) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account in excess of $1,000,000, such Grantor shall promptly collaterally assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

          (f) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          (g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless such Grantor shall have complied with clause (g) of the Collateral and Guarantee Requirement.

          (h) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business.

          (i) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Schedule IV hereto and Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          (j) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

          (k) Each Grantor hereby agrees to do or cause to be done (or, with respect to IFA Nurseries, Inc., to use its commercially reasonable efforts to do or cause to be done) as promptly as practicable after the date hereof (at the expense of the Grantors) all things necessary or appropriate to ensure that the Collateral Agent holds, for the benefit of the Secured Parties, a valid, enforceable and perfected security interest in the Equity Interests of Boise Cascade do Brasil LTDA and IFA Nurseries, Inc., each as set forth on Schedule II, including (i) any and all actions required under the laws of the Federative Republic of Brazil and (ii) amending or otherwise modifying any applicable organizational or similar documents.

          SECTION 4.04. OTHER ACTIONS. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

          (a) INSTRUMENTS. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith take all actions required to comply with clause (c) of the Collateral and Guarantee Requirement.

          (b) DEPOSIT ACCOUNTS. Each Grantor shall notify the Collateral Agent of each deposit account at any time opened or maintained by such Grantor. For each such deposit account, such Grantor shall, at the request of the Collateral Agent and, with respect to the deposit accounts set forth on
     Schedule VII, in any event within 90 days after the Effective Date, either
     (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal would occur. The provisions of this paragraph shall not apply to (A) any deposit account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein and (B) deposit accounts for which the Collateral Agent is the depositary.

          (c) INVESTMENT PROPERTY. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

          (d) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
     Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such electronic chattel paper under New York UCC Section 9-105 or under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under NY UCC
     Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

          (e) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred and is continuing.

          (f) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $1,000,000 the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          (g) TIMBER TO BE CUT. If any Grantor at any time holds or acquires an interest in real property related to or used for the purpose of growing or harvesting timber (other than the real property described on Schedule V),
     (i) such Grantor shall promptly notify the Collateral Agent thereof, (ii) such Grantor shall promptly provide to the Collateral Agent (A) a reasonably detailed legal description of such real property and (B) a reasonably detailed description of the transaction in which such real property was acquired by such Grantor and (iii) the Loan Parties will, at the request and option of the Collateral Agent, execute and deliver such documents and agreements (including an amendment to this Agreement) necessary or appropriate to grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a valid security interest in all timber to be cut on such real property.

          SECTION 4.05. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. (a) Each Grantor agrees that it will not do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act as omitting to do any act) whereby any Patent that is material to the conduct of such

Grantor's business becomes invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any
Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such
Article 9 Collateral.

          (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                    REMEDIES

          SECTION 5.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereof cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 5.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances (to the extent held by or on behalf of the Collateral Agent) in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the

Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; PROVIDED that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

          SECTION 5.04. SECURITIES ACT. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

          SECTION 5.05. REGISTRATION. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such

Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all losses, liabilities, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                    INDEMNITY, SUBROGATION AND SUBORDINATION

          SECTION 6.01. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment of an Obligation shall be made by any Guarantor (other than itself) under this Agreement in respect of any Obligation of such Borrower, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor (other than itself) shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of such Borrower owed to any Secured Party, such Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 6.02. CONTRIBUTION AND SUBROGATION. Each Guarantor and Grantor (a "CONTRIBUTING PARTY") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor or Grantor (the "CLAIMING PARTY") shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party (a) on the date hereof or (b) if the Contributing Party becomes a party hereto pursuant to Section 7.14, on the date of the supplement hereto executed and delivered by the Contributing Party, and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof plus, with respect to any Guarantor or Grantor becoming a party hereto pursuant to Section 7.14, the net worth of any such Guarantor or Grantor on the date of the supplement hereto executed and delivered by such Guarantor or Grantor. Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

          SECTION 6.03. SUBORDINATION. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of either Borrower or any other Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

          (b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the BC Borrower as provided in Section 9.01 of the Credit Agreement.

          SECTION 7.02. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement (it being understood that any Person that is a Secured Party solely by virtue of clause (f) of the definition of Secured Parties shall have no right to object to any waiver, amendment or modification under this Agreement).

          SECTION 7.03. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03(b) of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (i) the gross negligence, wilful misconduct or bad faith of such Indemnitee or (ii) a dispute arising exclusively between or among the Agents, the Lenders and/or the Issuing Banks.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of paragraphs (a) and (b) of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable promptly after written demand therefor.

          SECTION 7.04. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.05. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

          SECTION 7.06. COUNTERPARTS; EFFECTIVENESS; SEVERAL AGREEMENT. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

          SECTION 7.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7.08. RIGHT OF SET-OFF. If (a) an Event of Default (other than with respect to clause (a) or (b) of Article VII of the Credit Agreement) shall have occurred and be continuing and the Loans shall have been declared due and payable by the Administrative Agent or (b) an Event of Default shall have occurred and be continuing with respect to clause (a) or (b) of Article VII of the Credit Agreement, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

          SECTION 7.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties in the courts of any jurisdiction.

          (c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

          SECTION 7.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.12. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

          SECTION 7.13. TERMINATION OR RELEASE. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than contingent indemnity obligations for which no claim has been made) have been unconditionally paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

          (b) In the event that a Subsidiary Party ceases to be a subsidiary (as such term is used in the Credit Agreement) of either Holding Company as a result of the consummation of any transaction permitted by the Credit Agreement, such Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released; PROVIDED that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          (c) In the event that all the Equity Interests of the Timber Borrower are sold and the Timber Borrower ceases to be a subsidiary (as such term is used in the Credit Agreement) of Timber Holdings as a result of the consummation of any transaction permitted by Section 9.15 of the Credit Agreement, the Timber Borrower shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of the Timber Borrower shall be automatically released; PROVIDED that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise. In the event that Timber Holdings and the Timber Borrower cease to be parties to the Credit Agreement pursuant to and in accordance with Section 9.15 thereof, each of Timber Holdings, the Timber Borrower and any Subsidiary Parties that are subsidiaries of Timber Holdings shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of Timber Holdings, the Timber Borrower and such Subsidiary Parties shall be automatically released.

          (d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

          (e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 7.14. ADDITIONAL SUBSIDIARIES. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement and is not a Foreign Subsidiary, a Receivables Subsidiary or a Timber Installment Note Subsidiary is required to enter in this Agreement as a Subsidiary Party upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

          SECTION 7.15. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; PROVIDED that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           BOISE CASCADE HOLDINGS, L.L.C.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE LAND & TIMBER HOLDINGS
                                           CORP.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE CASCADE, L.L.C.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE LAND & TIMBER CORP.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE ALABAMA LAND & TIMBER,
                                           L.L.C.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE BUILDING SOLUTIONS
                                           MANUFACTURING, L.L.C.,

                                              by
                                                 /s/ Wayne Rancourt
                                                -----------------------------
                                                  Name: Wayne Rancourt
                                                  Title: Secretary and Treasurer

                                           BOISE BUILDING SOLUTIONS
                                           MANUFACTURING HOLDINGS CORP.,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BOISE BUILDING SOLUTIONS
                                           DISTRIBUTION, L.L.C.,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BOISE CASCADE AVIATION, L.L.C.,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BC BRAZIL INVESTMENT
                                           CORPORATION,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BC CHINA CORPORATION,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BC CHILE INVESTMENT
                                           CORPORATION,

                                            by
                                               /s/ Tom Carlile
                                               -----------------------------
                                                 Name:  Tom Carlile
                                                 Title:  Chief Financial Officer

                                           BOISE CASCADE FINANCE
                                           CORPORATION,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           B C T, INC.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE CASCADE TRANSPORTATION
                                           HOLDINGS CORP.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE CENTRAL WASHINGTON LAND
                                           & TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE IDAHO LAND & TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE LOUISIANA LAND & TIMBER,
                                           L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE MINNESOTA LAND & TIMBER,
                                           L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE NORTHEAST OREGON LAND &
                                           TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE NORTHEAST WASHINGTON LAND &
                                           TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE NORTHWEST OREGON LAND &
                                           TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE PACKAGING & NEWSPRINT,
                                           L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE SOUTHERN OREGON LAND &
                                           TIMBER, L.L.C.,

                                            by
                                              /s/ Wayne Rancourt
                                              -----------------------------
                                                Name:  Wayne Rancourt
                                                Title:  Secretary and Treasurer

                                           BOISE WHITE PAPER, L.L.C.,

                                            by
                                              /s/ Tom Carlile
                                              -----------------------------
                                                Name:  Tom Carlile
                                                Title:  Chief Financial Officer

                                           BOISE WHITE PAPER HOLDINGS
                                           CORP.,

                                            by
                                              /s/ Tom Carlile
                                              -----------------------------
                                                Name:  Tom Carlile
                                                Title:  Chief Financial Officer

                                           INTERNATIONAL FALLS POWER
                                           COMPANY,

                                            by
                                              /s/ Tom Carlile
                                              -----------------------------
                                                Name:  Tom Carlile
                                                Title:  Chief Financial Officer

                                           MINNESOTA, DAKOTA & WESTERN
                                           RAILWAY COMPANY,

                                            by
                                              /s/ Tom Carlile
                                              -----------------------------
                                                Name:  Tom Carlile
                                                Title:  Chief Financial Officer

                                           JPMORGAN CHASE BANK, AS
                                           COLLATERAL AGENT,

                                            by
                                              /s/ William J. Caggiano
                                              -----------------------------
                                                Name:  William J. Caggiano
                                                Title:  Managing Director

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                               SUBSIDIARY PARTIES

1.   Boise Alabama Land & Timber, L.L.C.
2.   Boise Building Solutions Manufacturing, L.L.C.
3.   Boise Building Solutions Manufacturing Holdings Corp.
4.   Boise Building Solutions Distribution, L.L.C.
5.   Boise Cascade Aviation, L.L.C.
6.   BC Brazil Investment Corporation
7.   BC China Corporation
8.   BC Chile Investment Corporation
9.   Boise Cascade Finance Corporation
10.  B C T, Inc.
11.  Boise Cascade Transportation Holdings Corp.
12.  Boise Central Washington Land & Timber, L.L.C.
13.  Boise Idaho Land & Timber, L.L.C.
14.  Boise Louisiana Land & Timber, L.L.C.
15.  Boise Minnesota Land & Timber, L.L.C.
16.  Boise Northeast Oregon Land & Timber, L.L.C.
17.  Boise Northeast Washington Land & Timber, L.L.C.
18.  Boise Northwest Oregon Land & Timber, L.L.C.
19.  Boise Packaging & Newsprint, L.L.C.
20.  Boise Southern Oregon Land & Timber, L.L.C.
21.  Boise White Paper, L.L.C.
22.  Boise White Paper Holdings Corp.
23.  International Falls Power Company
24.  Minnesota, Dakota & Western Railway Company

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

                                                                      Number and
                            Number of           Registered             Class of             Percentage
       Issuer              Certificate            Owner             Equity Interest     of Equity Interests
       ------              -----------            -----             ---------------     -------------------
Boise Cascade, L.L.C.         C-1          Boise Cascade          1000 Common Units            100%
                                           Holdings, L.L.C.

Boise Cascade                  1           Boise Cascade, L.L.C.  1000 Shares Common           100%
Finance Corporation                                               Stock

Boise Building                C-1          Boise Cascade, L.L.C.  1000 Common Units            100%
Solutions
Distribution, L.L.C.

Boise Building                C-1          Boise Cascade, L.L.C.  1000 Common Units            100%
Solutions
Manufacturing, L.L.C.

Boise Building                 1           Boise Building         1000 Shares Common           100%
Solutions                                  Solutions              Stock
Manufacturing                              Manufacturing, L.L.C.
Holdings Corp.

Boise Packaging &             C-1          Boise Cascade, L.L.C.  1000 Common Units            100%
Newsprint, L.L.C.

Boise White Paper,            C-1          Boise Cascade, L.L.C.  1000 Common Units            100%
L.L.C.

Boise White Paper              1           Boise White Paper,     1000 Shares Common           100%
Holdings Corp.                             L.L.C.                 Stock

Boise Cascade                  1           Boise Cascade, L.L.C.  1000 Shares Common           100%
Transportation                                                    Stock
Holdings Corp.

Boise Cascade                 C-1          Boise Cascade, L.L.C.  1000 Common Units            100%
Aviation, L.L.C.

Boise Land &                   1           Boise Land &           1000 Shares                  100%

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                                                      Number and
                            Number of           Registered             Class of             Percentage
       Issuer              Certificate             Owner            Equity Interest     of Equity Interests
       ------              -----------             -----            ---------------     -------------------
Timber Corp.                               Timber Holdings Corp.  Common Stock

Boise Central                 C-1          Boise Land & Timber    1000 Common Units            100%
Washington Land &                          Corp.
Timber, L.L.C.

Boise Northeast               C-1          Boise Land & Timber    1000 Common Units            100%
Washington Land &                          Corp.
Timber, L.L.C.

Boise Northwest               C-1          Boise Land & Timber    1000 Common Units            100%
Oregon Land &                              Corp.
Timber, L.L.C.

Boise Southern                C-1          Boise Land & Timber    1000 Common Units            100%
Oregon Land &                              Corp.
Timber, L.L.C.

Boise Northeast               C-1          Boise Land & Timber    1000 Common Units            100%
Oregon Land &                              Corp.
Timber, L.L.C.

Boise Idaho Land &            C-1          Boise Land & Timber    1000 Common Units            100%
Timber, L.L.C.                             Corp.

Boise Minnesota Land          C-1          Boise Land & Timber    1000 Common Units            100%
& Timber, L.L.C.                           Corp.

Boise Louisiana Land          C-1          Boise Land & Timber    1000 Common Units            100%
& Timber, L.L.C.                           Corp.

Boise Alabama Land &          C-1          Boise Land & Timber    1000 Common Units            100%
Timber, L.L.C.                             Corp.

B C T, Inc.                    3           Boise Cascade          1000 Shares Common           100%
                                           Transportation         Stock
                                           Holdings Corp.

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                                                      Number and
                            Number of           Registered             Class of             Percentage
       Issuer              Certificate             Owner            Equity Interest     of Equity Interests
       ------              -----------             -----            ---------------     -------------------
Minnesota, Dakota &           73           Boise White Paper      1000 Shares Common           100%
Western Railway                            Holdings Corp.         Stock
Company

International Falls            3           Boise White Paper      1000 Shares Common           100%
Power Company                              Holdings Corp.         Stock

BC China Corporation           3           Boise White Paper      1000 Shares Common           100%
                                           Holdings Corp.         Stock

BC Chile Investment            3           Boise Building         1000 Shares Common           100%
Corporation                                Solutions              Stock
                                           Manufacturing
                                           Holdings Corp.

BC Brazil Investment           3           Boise Building         1000 Shares Common           100%
Corporation                                Solutions              Stock
                                           Manufacturing
                                           Holdings Corp.

Boise Alljoist Ltd.            3           Boise Building         6500 Shares                   65%
                                           Solutions
                                           Manufacturing
                                           Holdings Corp.

Boise Cascade                  5           Boise Building         6494 Shares                   65%
Corporation Chile                          Solutions
S.A.                                       Manufacturing
                                           Holdings Corp.

Boise Cascade                  2           BC Chile Investment    6 Shares                      60%
Corporation Chile                          Corporation
S.A.

Boise Building                11           Boise Building         650 Shares                    65%
Products Limited                           Solutions
                                           Manufacturing
                                           Holdings Corp.

Compania Industrial            1           BC Chile Investment    1 Share                        1%
Puerto Montt S.A.                          Corporation

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                 DEBT SECURITIES

                                   Principal
          Issuer                     Amount                 Date of Note              Maturity Date
          ------                     ------                 ------------              -------------
Boise Land & Timber Corp.       $ 218,670,457.08          October 29, 2004           October 29, 2015

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                            U.S. COPYRIGHTS OWNED BY
                              BOISE CASCADE, L.L.C.

                          U.S. COPYRIGHT REGISTRATIONS

                                         TITLE                                                 REG. NO.
                                         -----                                                 --------
HVAC and chemical resistance handbook for the engineer and architect: a compilation /          TX4026787
by Tom Arimes
Cobol programming standards manual: relative to Burroughs Mark 3.2 software release             TX686408
3 digit zip calculation (mainframe version): E71TRLD                                          TXu 195502
3 digit zip code formula (personal computer version): ZTL01                                    TXu195501
Quanta payroll system / designed and written by Thomas J. Hanson                               TXu386684
Brkeven                                                                                         TXu43135
Invalue                                                                                         TXu43136
S S R P fiscal fitness: a game of future financial strength, for any number of players          TXu76035
Washington State apples: gift box                                                               VA128987
Boise Cascade Corporation                                                                       VAu27772

              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

               Title                          Author                   Class              Date Filed
               -----                          ------                   -----              ----------



None.

                        NON-U.S. COPYRIGHT REGISTRATIONS

           Country                     Title                 Reg. No.                   Author
           -------                     -----                 --------                   ------




None.

            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION

         Country                    Title                   Author             Class        Date Filed
         -------                    -----                   ------             -----        ----------




None.

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                    LICENSES

1. DMSI (Agility) Information Systems Agreement, dated February 9, 1998, by and between DMSI and Boise Cascade Corporation

2. DMSI (Agility) Information Systems Agreement, dated March 8, 2002, by and between DMSI and Boise Cascade Corporation

3.    Oracle Information Systems Agreement

4.    PeopleSoft Information Systems Agreement

5. International Paper Company and Boise Cascade Corporation DeFor(TM)License Agreement

6. International Business Machines Corporation and Boise Cascade Corporation (for BPS manufacture of IBM-branded paper) Trademark License Agreement.

7. Agreement for Professional Services, dated March 16, 1994, by and between Boise Cascade Corporation and Tartus Development

8. Professional Services Agreement, dated August 1, 2001, by and between Boise Cascade Corporation and Optimal Planning Techniques

9. Autodesk Original Equipment Manufacturing Software Distribution License Agreement, dated November 6, 2003, by and between Boise Cascade Corporation and Autodesk Inc.

10. DESIGNBASE License Agreement, dated January 12, 1998, by and between Boise Cascade Corporation and Ricoh Corporation

11. Application Developer Agreement, dated June 20, 1997, by and between Boise Cascade Corporation and Template Graphics Software, Inc.

12. Sublicense Agreement, dated March 18, 2002, by and between Sunset Software Technology and Boise Cascade Corporation

13. ADP eLabor Software License Agreement, dated October 30, 1998 by and between BCC and jeTech Data Systems Inc.

14. ADP eLabor Software Support Agreement, dated March 23, 1998 by and between BCC and jeTech Data Systems Inc

15. Maximo Software License and Maintenance Agreement, dated November 1, 1996, by and between Boise Cascade and PSDI

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

16. Amtech Software License Agreement, dated July 14, 1992 and as amended, by and between Boise cascade Corporation and Amtech

17. User Object Sublicense Agreement, dated July 14, 1992, by and between Boise Cascade and Amtech

18. Software License Agreement, dated August 19, 1995, by and between Boise Cascade Corporation and Computer Concepts Corp

19. Software License and Services Agreement, dated January 15, 1995, by and between Oil Systems, Inc. and Boise Cascade.

20. Software License Agreement, dated March 31, 1998, by and between Adaytum Inc., and Boise Cascade Corporation ("Licensee"). (Cognos)

21. SOFTWARE license Agreement, dated June 26, 2002, by and between Brio Software Inc. and Boise Cascade Corporation. (Hyperion)

22. Agreement for development, Licensing and Maintenance of Software, dated June 2, 2003, by and between Boise Cascade Corporation and 3LOG Systems Inc.

23. Major Account License Agreement, dated October 23, 2003, by and between Movaris and Boise Cascade Corporation; provided, however, that if a satisfactory amendment to the Transition Services Agreement is entered into, such that Holdings and/or any of its Subsidiaries may sublicense the software for no consideration, this Agreement will be a Retained Asset.

24. System Purchase Agreement, dated May 18, 2001 by and between Majiq, Inc. and Boise Cascade Corporation (Tietoenator Groups)

25. Purchase Agreement for IBM Mainframe and associated software licenses for IBM tool sets.

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                PATENTS OWNED BY
                            BOISE WHITE PAPER, L.L.C.

                            U.S. PATENT REGISTRATIONS

          Patent No.           Issue Date          Country
          ----------           ----------          -------
           5,225,118            7/6/1993             USA

           5,324,584            6/28/1994            USA

           5,353,996           10/11/1994            USA

           5,354,426            10/11/94             USA

           5,729,913            3/24/1998            USA

           5,950,914            9/14/1999            USA

                            U.S. PATENT APPLICATIONS

     Patent Application No.    Filing Date         Country
     ----------------------    -----------         -------
           10/324,206          12/19/2002            USA

           10/655,643           9/5/2003             USA

           10/666,991           9/19/2003            USA

           29/189,507           9/5/2003             USA

           60/548,591           2/26/2004            USA

     Erasable paper product     7/6/2004             USA

     Erasable paper product     7/6/2004             USA

                          NON-U.S. PATENT REGISTRATIONS

          Patent No.           Issued Date         Country
          ----------           -----------         -------
           2,127,863            1/19/1999          Canada

           2,212,842            1/15/2002          Canada

            192189              6/1/1999           Mexico

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                          NON-U.S. PATENT APPLICATIONS

     Patent Application No.              Filing Date               Country
     ----------------------              -----------               -------
         PCT/US03/27977                   9/5/2003                   PCT

           PI0306575-8                    9/5/2003                 Brazil

             93U2761                       7/5/93                  Brazil

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                PATENTS OWNED BY
                       BOISE PACKAGING & NEWSPRINT, L.L.C.

                            U.S. PATENT REGISTRATIONS

          Patent No.           Issue Date          Country
          ----------           ----------          -------
           4,717,120             1/5/88              USA

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                PATENTS OWNED BY
                 BOISE BUILDING SOLUTIONS MANUFACTURING, L.L.C.

                          NON-U.S. PATENT APPLICATIONS

     Patent/Application No.      Issued Date          Country             Grantor
     ----------------------      -----------          -------             -------
             320370                9/1/2003       United Kingdom     BBS - Manufacture

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                         TRADEMARK/TRADE NAMES OWNED BY
                              BOISE CASCADE, L.L.C.

                          U.S. TRADEMARK REGISTRATIONS

                   Mark                 Reg. Date        Reg. No.
                   ----                 ---------        --------
          CASCADE                       10/10/72        0,944,711

          CASCADE                        11/9/76        1,052,301

          BOISE CASCADE                  10/3/78        1,103,419

          TREE-IN-A-CIRCLE DESIGN       12/29/81        1,183,781

          TREE-IN-A-CIRCLE DESIGN        8/16/88        1,500,789

          TREE-IN-A-CIRCLE DESIGN        9/6/88         1,503,401

          TREE-IN-A-CIRCLE DESIGN        3/6/90         1,585,562

          CASCADE                        1/6/98         2,127,606

          BOISE                          9/21/99        2,279,010

                           U.S. TRADEMARK APPLICATIONS

                  Mark             Filing Date      Application No.
                  ----             -----------      ---------------
          WORK. BUILD. CREATE        1/14/02           76/358,978

          BOISE                      1/14/02           76/358,793

          CASCADE                    1/16/04           78/352,952

          CASCADE                    1/16/04           78/352,784

                        NON-U.S. TRADEMARK REGISTRATIONS

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825152

Argentina             TREE-IN-A-CIRCLE DESIGN       4/16/201       1825153

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825154

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825155

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825156

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825157

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825158

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825159

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825160

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825161

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825162

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825163

Argentina             TREE-IN-A-CIRCLE DESIGN      4/16/2001       1825164

Argentina             TREE-IN-A-CIRCLE DESIGN      4/18/2001       1825445

Argentina             BOISE CASCADE                10/31/2001      1849591

Argentina             BOISE CASCADE                10/31/2001      1849592

Argentina             BOISE CASCADE                10/31/2001      1849593

Argentina             BOISE CASCADE                10/31/2001      1849594

Argentina             BOISE CASCADE                10/31/2001      1849595

Argentina             BOISE CASCADE                10/31/2001      1849596

Argentina             BOISE CASCADE                10/31/2001      1849597

Argentina             BOISE CASCADE                10/31/2001      1849598

Argentina             BOISE CASCADE                10/31/2001      1849599

Argentina             BOISE CASCADE                10/31/2001      1849600

Argentina             CASCADE                      10/31/2001      1849601

Argentina             CASCADE                      10/31/2001      1849602

Argentina             CASCADE                      10/31/2001      1849604

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
Argentina             CASCADE                      10/31/2001      1849606

Argentina             CASCADE                      10/31/2001      1849607

Argentina             CASCADE                      10/31/2001      1849608

Argentina             CASCADE                      10/31/2001      1849609

Argentina             CASCADE                      10/31/2001      1849610

Argentina             CASCADE                      10/31/2001      1849611

Argentina             CASCADE                      10/31/2001      1849612

Argentina             CASCADE                      11/6/2001       1850651

Argentina             BOISE CASCADE                11/12/2001      1851371

Argentina             BOISE CASCADE                11/12/2001      1851372

Argentina             CASCADE                      11/12/2001      1851373

Argentina             CASCADE                      11/12/2001      1851374

Argentina             BOISE CASCADE                12/17/2001      1855667

Argentina             BOISE CASCADE                12/19/2001      1855853

Argentina             CASCADE                      10/31/2001      1861276

Canada                CASCADE                       5/20/29       TMDA46375

Canada                TREE-FANCIFUL & DESIGN        3/15/91      TMA381,488

Chile                 BOISE CASCADE                7/10/1998       516.493

Chile                 TREE-IN-A-CIRCLE DESIGN       8/9/2002       638.842

Chile                 TREE-IN-A-CIRCLE DESIGN      10/25/2002      646.867

Chile                 BOISE CASCADE                4/28/1998       511104

Chile                 CASCADE                      2/21/2002       513979

China                 CASCADE                      4/28/1988       511105

China                 CASCADE                       3/7/1997       956148

China                 CASCADE                       3/7/1997       957867

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
China                 BOISE CASCADE CORPORATION     3/7/1997       957868

China                 TREE-IN-A-CIRCLE DESIGN       3/7/1997       957869

China                 CASCADE                      3/14/1997       962775

China                 TREE-IN-A-CIRCLE DESIGN      3/14/1997       963383

China                 CASCADE                      3/14/1997       963539

China                 BOISE CASCADE CORPORATION    3/21/1997       964099

China                 TREE-IN-A-CIRCLE DESIGN      3/21/1997       964100

China                 TREE-IN-A-CIRCLE DESIGN      3/21/1997       964125

China                 CASCADE                      3/21/1997       964129

China                 BOISE CASCADE CORPORATION    3/21/1997       964130

China                 CASCADE                       6/4/1998       964418

China                 TREE-IN-A-CIRCLE DESIGN      3/21/1997       964419

China                 BOISE CASCADE CORPORATION    3/21/1997       964426

China                 BOISE CASCADE CORPORATION    3/21/1997       967524

China                 TREE-IN-A-CIRCLE DESIGN      3/28/1997       971542

China                 BOISE CASCADE                 4/7/1997       977132

China                 TREE-IN-A-CIRCLE DESIGN      4/28/1997       994849

China                 CASCADE                       5/7/1997       1000878

China                 BOISE CASCADE CORPORATION     5/7/1997       1000880

China                 CASCADE                      6/14/1997       1027867

China                 BOISE CASCADE CORPORATION    6/14/1997       1027868

China                 TREE-IN-A-CIRCLE DESIGN      6/14/1997       1027880

China                 BOISE CASCADE CORPORATION    6/28/1997       1039079

China                 CASCADE                      6/28/1997       1039080

China                 TREE-IN-A-CIRCLE DESIGN      6/28/1997       1039081

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
China                 TREE-IN-A-CIRCLE DESIGN      10/21/1997      1120030

China                 BOISE CASCADE                10/21/1997      1120050

China                 CASCADE                      10/21/1977      1120064

China                 BOISE CASCADE                10/21/1997      1120783

China                 TREE-IN-A-CIRCLE DESIGN      10/21/1997      1120785

China                 CASCADE                      10/21/1997      1120788

China                 TREE-IN-A-CIRCLE             10/28/1997      1122580

China                 CASCADE                      10/28/1997      1122581

China                 BOISE CASCADE                10/28/1997      1122582

China                 CASCADE                      10/28/1977      1122994

China                 BOISE CASCADE                10/28/1997      1122995

China                 TREE-IN-A-CIRCLE DESIGN      10/28/1997      1123364

China                 TREE-IN-A-CIRCLE DESIGN      12/21/1997      1137109

China                 CASCADE                       1/7/1998       1140045

China                 BOISE CASCADE                 1/7/1998       1140051

European Community    CASCADE                       7/1/1996       319194

European Community    TREE-IN-A-CIRCLE DESIGN       7/1/1996       319,467

European Community    BOISE CASCADE                 7/1/1996       329433

Germany               TREE-IN-A-CIRCLE DESIGN       6/16/81        1019141

Japan                 BOISE CASCADE                 10/31/90       2277043

Japan                 BOISE CASCADE                 12/26/90       2294243

Japan                 BOISE CASCADE                 4/30/91        2306952

Japan                 BOISE CASCADE                 7/31/11        2318748

Japan                 TREE-IN-A-CIRCLE DESIGN       8/30/91        2325746

Japan                 TREE-IN-A-CIRCLE DESIGN       12/25/91       2359174

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
Japan                 TREE-IN-A-CIRCLE DESIGN       1/31/92        2368673

Japan                 TREE-IN-A-CIRCLE DESIGN       3/31/92        2397376

Japan                 TREE-IN-A-CIRCLE DESIGN       1/29/93        2493512

Mexico                BOISE CASCADE                2/26/1997       542606

Mexico                BOISE CASCADE                2/26/1997       542607

Mexico                CASCADE                      2/26/1997       542608

Mexico                CASCADE                      2/26/1997       542609

Mexico                TREE-IN-A-CIRCLE DESIGN      2/16/1997       542610

Mexico                TREE-IN-A-CIRCLE DESIGN      3/20/1997       544102

Mexico                TREE-IN-A-CIRCLE DESIGN      3/20/1997       544103

Mexico                TREE-IN-A-CIRCLE DESIGN      3/24/1997       544397

Mexico                BOISE CASCADE                3/25/1997       544648

Mexico                CASCADE                      3/25/1997       544649

Mexico                TREE-IN-A-CIRCLE DESIGN      3/31/1997       545345

Mexico                TREE-IN-A-CIRCLE DESIGN      4/25/1997       546987

Mexico                TREE-IN-A-CIRCLE DESIGN      4/25/1997       546988

Mexico                BOISE CASCADE                9/26/1997       559209

Mexico                CASCADE                      9/26/1997       559210

Mexico                BOISE CASCADE                10/27/1998      590921

Mexico                BOISE CASCADE                10/27/1998      590922

Mexico                BOISE CASCADE                10/27/1998      590923

Mexico                BOISE CASCADE                10/27/1998      590924

Mexico                BOISE CASCADE                10/27/1998      590925

Mexico                CASCADE                      10/27/1998      590926

Mexico                CASCADE                      10/27/1998      590927

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

     Country                     Mark              Reg. Date      Reg. No.
     -------                     ----              ---------      --------
Mexico                CASCADE                      10/27/1998      590928

Mexico                CASCADE                      3/21/1997       590929

Mexico                CASCADE                      10/27/1998      590930

Mexico                TREE-IN-A-CIRCLE DESIGN      11/25/1999      633365

Mexico                TREE-IN-A-CIRCLE DESIGN      11/25/1999      633366

New Zealand           BOISE                          1/3/01        630050

New Zealand           BOISE                          1/3/01        630052

New Zealand           BOISE                          1/3/01        630053

New Zealand           BOISE CASCADE                  1/3/01        630056

New Zealand           BOISE                         4/24/02        655967

New Zealand           BOISE                         4/24/02        655969

New Zealand           BOISE                         4/24/02        655970

Russian Federation    BOISE CASCADE                2/17/1997       150082

Russian Federation    CASCADE                      2/28/1997       150473

Russian Federation    TREE-IN-A-CIRCLE DESIGN      4/30/1997       152054

                         NON-U.S. TRADEMARK APPLICATIONS

          Country                 Mark       Filing Date     Application No.
          -------                 ----       -----------     ---------------
          Australia               BOISE        7/12/02            919684

          Canada                  BOISE        7/12/02          1,146,332

          European Community      BOISE         2/9/04           3654639

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                         TRADEMARK/TRADE NAMES OWNED BY
                            BOISE WHITE PAPER, L.L.C.

                          U.S. TRADEMARK REGISTRATIONS

                     Mark               Reg. Date       Reg. No.
                     ----               ---------       --------
          SUMMIT                         11/20/62       0,740,924

          PERFECTOWEB                    1/26/65        0,784,025

          SUMMIT                          7/7/81        1,159,974

          ISAP                            2/3/87        1,427,763

          KAP                            4/14/87        1,436,639

          GULFBRITE                      4/28/87        1,437,630

          SWIFT RIVER                    12/15/87       1,468,713

          TIMBERLINE BOND                11/2/93        1,802,697

          LITE KOTE                     3/21/1995       1,885,703

          TONER GRIP                    2/10/1998       2,135,927

          ARRIVL                        7/13/1999       2,261,702

          FLEX-O-FOLD                   7/27/1999       2,265,356

          DATAGRIP                       8/3/1999       2,267,136

          CHECK PROTECT                 11/16/1999      2,292,769

          KNOCKOUT                      9/19/2000       2,388,494

          PENTAGON                      12/5/2000       2,411,129

          FLEXONEWS                     1/30/2001       2,425,545

          WYOMING BOOK                  5/28/2002       2,573,147

          RATTANWEAVE                    7/2/2002       2,589,429

          X-9000                        2/11/2003       2,685,989

          OH!PAQUE                      2/18/2003       2,689,527

          DAKOTA DIGITAL BOOK           12/23/2003      2,797,246

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                           U.S. TRADEMARK APPLICATIONS

                    Mark                Reg. Date        Reg. No.
                    ----                ---------        --------
          BEWARE                         7/15/04        78/447,193

          ADHESIVE MOCK-UP PAPER
          abandonned 5/14/04             6/14/02        76/420,997

          VERITHERM                      5/31/01        76/265,666

          SPLOX                          1/23/03        78/206,517

          JACK RABBIT                    1/23/03        78/206,507

          CASCADE BOOK                   10/4/00        76/141,772

          MONTANA BOOK                   10/4/00        76/141,769

                        NON-U.S. TRADEMARK REGISTRATIONS

Country                    Mark                 Reg. Date      Reg. No.
-------                    ----                 ---------      --------
Australia             SPLOX                      5/19/2003       954452

Canada                ARRIVL                     9/22/1999     TMA516,710

Canada                WYOMING BOOK               6/27/2003     TMA584,361

Canada                X-9000                     5/5/2004      TMA609,400

Germany               SECOR & DESIGN             11/27/75        938295

Mexico                ARRIVL                    11/30/1998       594848

                         NON-U.S. TRADEMARK APPLICATIONS

Country                   Mark                  Filing Date    Application No.
-------                   ----                  -----------    ---------------
Argentina             SPLOX

Brazil                SPLOX                                       826452035

Canada                MONTANA BOOK                3/28/01         1,097,746

Canada                OH!PAQUE                    6/28/01         1,107,872

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

Country                        Mark             Filing Date    Application No.
-------                        ----             -----------    ---------------
Canada                VERITHERM                   7/27/01         1,111,018

Canada                ADHESIVE MOCK-UP PAPER      10/3/02         1,154,236

Canada                DAKOTA DIGITAL BOOK         4/8/03          1,173,143

Canada                SPLOX                       5/20/03         1,177,358

European Community    SPLOX                       5/20/03          3176501

Mexico                SPLOX                      8/11/2003          803313

New Zealand           SPLOX                       5/19/03           679264

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                         TRADEMARK/TRADE NAMES OWNED BY
                       BOISE PACKAGING & NEWSPRINT, L.L.C.

                          U.S. TRADEMARK REGISTRATIONS

            MARK                     Reg. Date               Reg. No.
            ----                     ---------               --------
          PERFORMAPAK                11/3/1987               1,463,445

                        NON-U.S. TRADEMARK REGISTRATIONS

Country                Mark            Reg. Date          Reg. No.
-------                ----            ---------          --------
Benelux                X-PLY            11/6/81            378636

Finland                X-PLY            10/20/83            87106

France                 X PLY             3/2/91            1651224

Italy                  X-PLY            12/9/92            583076

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                         TRADEMARK/TRADE NAMES OWNED BY
                 BOISE BUILDING SOLUTIONS MANUFACTURING, L.L.C.

                          U.S. TRADEMARK REGISTRATIONS

               Mark                            Reg. Date               Reg. No.
               ----                            ---------               --------
       TRU-PLY                                 9/14/1965                795,880

       TRU-FORM                                 4/5/1966                806,593

       SUPER STEP                              12/8/1981               1,181,130

       SUPER SHELF                             12/8/1981               1,181,131

       VERSA-LAM                                5/8/1990               1,585,401

       BCI                                      5/1/1990               1,594,251

       VERSA-LAM PLUS                           5/1/1990               1,594,252

       CASCADE CREST                           5/19/1992               1,687,884

       BC FRAMER                                1/4/1994               1,815,347

       VERSA-RIM                               10/18/1994              1,859,173

       SIMPLE FRAMING SYSTEM                   5/28/1996               1,977,458

       ALLJOIST                                11/24/1998              2,206,077

       VERSA-DECK                              12/29/1998              2,215,433

       KINDLE-KWIK                             7/13/1999               2,261,535

       VERSA-STUD                              6/20/2000               2,360,614

       BC CALC                                 10/17/2000              2,395,722

       JOIST REWARDS                           7/31/2001               2,474,486

       BOISE GOLD                               6/4/2002               2,575,790

       JOIST REWARDS & DESIGN                  10/22/2002              2,640,657

       BOISE CLASSIC                           1/21/2003               2,677,231

       VERSA-STRAND                            11/18/2003              2,784,632

       BC TRACKER                              1/20/2004               2,807,130

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                           U.S. TRADEMARK APPLICATIONS

               Mark                            Reg. Date               Reg. No.
               ----                            ---------               --------
       AJS                                      5/14/04               76/592,383

       BOISE ALL BEAM                           1/24/02               76/363,146

       BOISE GLULAM                             1/23/02               76/362,590

       BOISE ALL BEAM                           1/5/04                78/347,928

                        NON-U.S. TRADEMARK REGISTRATIONS

    Country                          Mark                             Reg. Date               Reg. No.
    -------                          ----                             ---------               --------
Argentina                     CASCADA ARGENTINA                       8/11/1999                1748257

Brazil                        CASCADA BRAZIL                          7/11/2000               820684554

Canada                        CASCADE CREST                           6/28/1991              TMA386,267

Canada                        ALLJOIST                                 8/2/97                TMA481,677

Chile                         CASCADA CHILE                           9/30/1998                522,954

Mexico                        CASCADA MEXICO                          6/26/1998                579408

United Kingdom                VERSA-DECK                              7/28/1999                2204152

United Kingdom                BCI                                     7/28/1999                2204161

United Kingdom                BC FRAMER                               7/28/1999                2204170

United Kingdom                VERSA-RIM PLUS                          7/28/1999                2204173

United Kingdom                VERSA-RIM                               7/28/1999                2204175

United Kingdom                VERSA-LAM                               7/28/1999                2204177

United Kingdom                VERSA-LAM PLUS                          7/28/1999                2204179

United Kingdom                BC RIM BOARD                            2/21/2000                2223075

United Kingdom                BC CALC                                 2/21/2000                2223076

United Kingdom                VERSA-STRAND                           11/30/2000                2254487

United Kingdom                BC SLICEDBREAD                          2/14/2001                2261267

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                         NON-U.S. TRADEMARK APPLICATIONS

    Country                          Mark                             Filing Date           Application No.
    -------                          ----                             -----------           ---------------
Canada                          BOISE ALL BEAM                          7/22/02                1,147,013

Canada                          BOISE GLULAM                            7/22/02                1,147,014

                                                                  Schedule IV to
                                                               the Guarantee and
                                                            Collateral Agreement

                             INSURANCE REQUIREMENTS

          (a) The Holding Companies and the Borrowers will, and will cause each Subsidiary Party to, maintain (or cause to be maintained on its behalf), with financially sound and reputable insurance companies:

          (i) fire, boiler and machinery, and extended coverage insurance, on a replacement cost basis, with respect to all personal property and improvements to real property (in each case constituting Collateral), in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

          (ii) commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage with a combined single limit of not less than $25,000,000 per occurrence and an aggregate limit of not less than $50,000,000 and including the broad form CGL endorsement;

          (iii) business interruption insurance, insuring against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i) above; and

          (iv) such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $5,000,000 for fire, boiler and machinery and extended coverage policies, $5,000,000 for commercial general liability policies or 7 days for business interruption policies.

          (b) Fire, boiler and machinery and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders' loss payable clause in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that neither any Loan Party, the Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Borrowers shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

                                                                   Schedule V to
                                                               the Guarantee and
                                                            Collateral Agreement

                    DESCRIPTIONS OF TIMBER MORTGAGED PROPERTY

                        See attached legal descriptions.

                                                                   Schedule V to
                                                               the Guarantee and
                                                            Collateral Agreement

                             COMMERCIAL TORT CLAIMS

None.

                                                                 Schedule VII to
                                                               the Guarantee and
                                                            Collateral Agreement

                                DEPOSIT ACCOUNTS

   ACCOUNT HOLDER                                ACCOUNT            LOCKBOX
        NAME                 BANK NAME          NUMBER(S)          NUMBER(S)
   --------------            ---------          ---------          ---------
Boise Cascade, L.L.C.     Bank of America     1233107400        57111
                                              1098516           34936
                                              1233824185        N/A
                                              1233528816        1245
                                              1233323688        N/A

Boise Cascade, L.L.C.     Mellon Bank         0787350           10425
                                              0500873           14168, 14119,
                                                                360896, 40007,
                                                                81082, 890632,
                                                                890640, 890853
                                                                N/A
                                              1108603           360538, 890778
                                              0006111

Boise Cascade, L.L.C.     Wachovia            2000022987811     N/A
                                              2087340082408     101009

Boise Cascade, L.L.C.     Wells Fargo         4159580430        N/A
                                              4159580448        N/A

Boise Cascade, L.L.C.     US Bank             153302017725      N/A
                                              160231102130      0256, 0270, 1136
                                              153390924519      N/A
                                              153302503112      N/A
                                              153302502304      N/A

Boise Cascade, L.L.C.     Northern Trust      30996490          92328
                                              96490             75883

                                                                Exhibit I to the
                                                                   Guarantee and
                                                            Collateral Agreement

                    SUPPLEMENT NO. __ dated as of __, to the Guarantee and
               Collateral Agreement dated as of October 29, 2004, among Boise Cascade, L.L.C., Boise Land & Timber Corp., Boise Cascade Holdings, L.L.C., Boise Land & Timber Holdings Corp., each subsidiary of Boise Cascade, L.L.C. listed on Schedule I thereto and JPMORGAN CHASE BANK, a New York banking corporation, as Collateral Agent.

          A. Reference is made to the Credit Agreement dated as of 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Boise Land & Timber Holdings Corp., Boise Cascade Holdings, L.L.C., Boise Cascade, L.L.C. and Boise Land & Timber Corp., the Lenders from time to time party thereto and JPMorgan Chase Bank, as Administrative Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

          C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.14 of Collateral Agreement provides that additional Subsidiaries of a Borrower may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW SUBSIDIARY") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

          SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor and a Grantor), Grantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a "Guarantor" or "Grantor" in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

          SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

          SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                     [NAME OF NEW SUBSIDIARY],

                                          by

                                            ------------------------------------
                                             Name:
                                             Title:

                                             Legal Name:
                                             Jurisdiction of Formation:
                                             Location of Chief Executive office:


                                     JPMORGAN CHASE BANK,
                                     AS COLLATERAL AGENT

                                          by

                                            ------------------------------------
                                             Name:
                                             Title:

                             LOCATION OF COLLATERAL

           Description                                    Location
           -----------                                    --------



                                EQUITY INTERESTS

                                                             Number and
                           Number of      Registered         Class of            Percentage
Issuer                    Certificate        Owner       Equity Interests    of Equity Interests
------                    -----------     ----------     ----------------    -------------------



                                 DEBT SECURITIES

                              Principal
Issuer                          Amount          Date of Note        Maturity Date
------                          ------          ------------        -------------



                              INTELLECTUAL PROPERTY